UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2020

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Hartford Financial Services Group, Inc.
One Hartford Plaza, Hartford, Connecticut 06155
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2042	HGH	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,00th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Hartford Financial Services Group, Inc. (the “Company”) held its annual meeting of shareholders on May 20, 2020. Shareholders voted as follows on the matters presented for a vote:

1.
The nominees for election to the Company’s Board of Directors were elected to hold office until the 2021 annual meeting of shareholders and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
ROBERT ALLARDICE, III	292,153,193	8,004,189	559,737	23,796,468
LARRY DE SHON	299,300,035	902,940	514,144	23,796,468
CARLOS DOMINGUEZ	297,568,181	2,808,492	340,446	23,796,468
TREVOR FETTER	290,991,616	9,311,847	413,656	23,796,468
KATHRYN MIKELLS	296,166,243	4,223,569	327,307	23,796,468
MICHAEL MORRIS	281,702,234	18,641,003	373,882	23,796,468
TERESA ROSEBOROUGH	299,008,292	1,387,721	321,106	23,796,468
VIRGINIA RUESTERHOLZ	297,654,305	2,734,460	328,354	23,796,468
CHRISTOPHER SWIFT	275,726,743	22,763,562	2,226,814	23,796,468
MATT WINTER	299,044,979	1,179,114	493,026	23,796,468
GREIG WOODRING	299,292,184	916,703	508,232	23,796,468

2.
The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020 was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
319,834,733	4,400,832	278,022	—

3.
The proposal to consider and approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
287,403,907	12,761,606	551,606	23,796,468

4.	The proposal to approve the Company's 2020 Stock Incentive Plan was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
285,836,259	14,504,681	376,179	23,796,468

Item 9.01     Financial Statements and Exhibits

Exhibit No.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

May 20, 2020	By:	/s/ Donald C. Hunt
Name: Donald C. Hunt
Title: Corporate Secretary